Exelon’s Acquisition of John Deere Renewables August 31, 2010 Exhibit 99.2

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2009 Annual Report on Form 10-K in (a) ITEM 1A.
Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results
of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s
Second Quarter 2010 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A.  Risk
Factors, (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of
Financial Condition and Results of Operations and (c) Part I , Financial Information, ITEM 1. Financial
Statements: Note 12 and (3) other factors discussed in filings with the Securities and Exchange
Commission (SEC) by Exelon Corporation and Exelon Generation Company, LLC (Companies).
Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

Transaction Summary
Components of purchase price
• $860M for operating assets and advanced-stage Michigan development projects
• Up to $40M in additional payments contingent on commencement of construction on Michigan development projects
• Equivalent to ~$1,000/KW
Financing
• Exelon will fund transaction with Exelon Generation debt (no equity issuance)
• Clean capital structure with no tax equity and project debt
(1)
• Ability to utilize production tax credits
735 MW operating portfolio spread across 36 projects located in eight states
• 75% of the operating portfolio is sold under long-term power purchase arrangements
• 86% of contracted portfolio has PPAs through 2026 or beyond
1,468 MW in development pipeline
• PPAs have already been executed for 230 MW in Michigan – projects expected to be operational in 2012-2013
Acquisition positions Exelon as a large wind operator, complementing its world-class nuclear fleet
(1) Except for $1.8M loan from Illinois Finance Authority for AgriWind project in IL

Strategic Rationale
Diversify with additional clean generation
• JDR’s proven wind platform provides unique opportunity and entry point into U.S.
wind business
• Provides diversity in geographic presence and generation type
• Supports Exelon 2020 by adding more “clean” generation to our portfolio and positions us for potential federal RPS
Contracted portfolio with option for future growth
• 75% of operating portfolio sold under long-term PPAs
• 1,468 additional MW in pipeline, of which 230 MW have executed PPAs
• Only plan further development of contracted assets
Attractive economics and good fit
• Purchase price compares favorably with other wind transactions
• Disciplined investment approach aligned with Exelon’s approach
• Addition of strong renewable energy development team
Acquisition further enhances Exelon’s strong environmental leadership and provides future opportunities for incremental development

Financials Are Attractive
Economics for operating and advanced development portfolio are attractive
EPS breakeven in 2011, accretive beginning in 2012
• Assumes transaction is funded with 100% debt
EBITDA run-rate of ~$150M/year including PTCs
(1)
(including Michigan development
projects)
Free cash flow accretive by 2013
• Includes estimated capex (before tax incentives) of $450-$500M in 2011-2012 for Michigan development projects
Expect transaction to have minimal impact on credit metrics
EPS Accretion / Dilution
0.0%
0.6%
1.5%
2011E 2012E 2013E
(1) Production Tax Credits

6

Asset Profile – Operating
The portfolio is largely made up of contracted operating assets
Geographic Distribution
TX, 26%
MO,
22%
MI, 17%
ID, 12%
MN,
11%
OR,
10%
KS, 2%
IL, 1%
Note: There is ongoing litigation with Southwest Public Service related to PURPA contracts which could impact the price at which the generation from these units is sold. Cracking issues experienced by Deere on certain Suzlon turbine blades have been addressed to our satisfaction. We have factored both items into our valuation.
Project State MW
# of Wind
Projects Ownership
Placed in
Service
Date
PPA End
Date
Federal
Incentive Off-Taker
Idaho 88.2 3 100% 2009/2010 2028/2030 ITC Grant Idaho Power
Illinois 8.4
1 99% 2008 2018 PTC
Wabash Valley Power
Kansas 12.5 1 100% 2010 2030 PTC Kansas Power Pool
Michigan 121.8
2 100% 2008 2018/2028 PTC
Wolverine Power Supply
/ Consumers Energy
Minnesota 77.7 9 94%-100% 2003/2008 2018/2028 PTC Various
Missouri 162.5
4 99%-100% 2008 2027 PTC
Associated Electric /
MO Joint Municipal
Oregon 74.5 4 99%-100% 2009 2029 ITC Grant PacifiCorp
Texas 189.8
12 100% 2006/2009 N/A PTC Southwest Public Service
Total 735.4 36

7

Asset Profile – Pipeline
PPAs already executed for these
projects
Development pipeline includes
wind projects ranging from 20 MW
to 300 MW
Development of projects to be
considered on a case-by-case
basis
State Project Name MW
MI Michigan Wind II 90
MI Harvest II 59
MI Blissfield (MW IV) 81
Total 230
Projects to be developed by Exelon
Optional projects for development
Ohio 198
Michigan 40
Idaho 20
Texas 760
Maine 50
Colorado 40
Oregon 30
California 100
Total 1,238
Total 1,468

Regulatory Approval Process
FERC approval required
DOJ antitrust approval required under the Hart-Scott-Rodino Antitrust
Improvements Act
Other than Texas, no state approval is necessary
Expect to close transaction in 4Q 2010; no material issues expected